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                                                                     Exhibit 4.2

     ======================================================================






                            HSBC FINANCE CORPORATION



                                       AND



                            BNY MIDWEST TRUST COMPANY
                                   AS TRUSTEE.


                                   -----------







                                    INDENTURE



                        DATED AS OF ______________, 20__


                                   -----------



          PROVIDING FOR ISSUANCE OF SENIOR SUBORDINATED NOTES IN SERIES
     ======================================================================


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                            HSBC FINANCE CORPORATION

                    INDENTURE DATED AS OF _____________, 20__
                             ----------------------

                               TABLE OF CONTENTS*
                           --------------------------

                                                                            PAGE
   PARTIES
   RECITALS:
         General Form of Face of Note.................................         9
         General Form of Reverse of Note..............................        11
         Form of Trustee's Certificate of Authentication for
            Notes.....................................................        14
         General Form of "Option to Elect Repayment", if
            applicable................................................        14


                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   SECTION 1.01  Definitions
                 Act...................................................       15
                 Affiliate; Control....................................       15
                 Authorized Newspaper..................................       16
                 Board of Directors....................................       16
                 Board Resolution......................................       16
                 Business Day..........................................       16
                 Commission; SEC.......................................       16
                 Company...............................................       16
                 Company Request; Company Order; Company...............       16
                 Consent...............................................
                 Depository............................................       16
                 Depository Note.......................................       16
                 Dollar................................................       17
                 ECU...................................................       17
                 Event of Default......................................       17
                 Foreign Currency......................................       17
                 Holder................................................       17
                 Indenture.............................................       17
                 Independent...........................................       17
                 Interest..............................................       17
                 Interest Payment Date.................................       17
                 Junior Subordinated Indebtedness......................       17
                 Maturity..............................................       17
                 Notes.................................................       17

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                 Note Register; Note Registrar.........................       17
                 Officer's Certificate.................................       18
                 Opinion of Counsel....................................       18
                 Original Issue Discount Note..........................       18
                 Outstanding...........................................       18
                 Paying Agent..........................................       18
                 Person................................................       19
                 Predecessor Notes.....................................       19
                 Redemption Date.......................................       19
                 Redemption Price......................................       19
                 Regular Record Date...................................       19
                 Responsible Officer...................................       19
                 Senior Indebtedness...................................       19
                 Senior Subordinated Indebtedness......................       19
                 Special Record Date...................................       19
                 Stated Maturity.......................................       19
                 Subsidiary............................................       20
                 Trustee...............................................       20
                 Trust Indenture Act, TIA..............................       20
                 Voting Stock..........................................       20
   SECTION 1.02  Compliance Certificates and Opinions..................       20
   SECTION 1.03  Form of Documents Delivered to Trustee................       20
   SECTION 1.04  Acts of Holders.......................................       21
   SECTION 1.05  Notices, etc., to Trustee and Company.................       22
   SECTION 1.06  Notices to Holders; Waiver............................       22
   SECTION 1.07  Conflict with Trust Indenture Act.....................       22
   SECTION 1.08  Effect of Headings and table of Contents..............       23
   SECTION 1.09  Successors and Assigns................................       23
   SECTION 1.10  Separability Clause...................................       23
   SECTION 1.11  Benefits of Indenture.................................       23
   SECTION 1.12  Governing Law.........................................       23
   SECTION 1.13  Payment on Business Day...............................       23
   SECTION 1.14  Incorporation by Reference of Trust Indenture Act.....       23

                                   ARTICLE II
                   ISSUE, EXECUTION AND REGISTRATION OF NOTES

   SECTION 2.01  Issuance of Notes in Series...........................       24
   SECTION 2.02  Authentication and Delivery of Notes..................       24
   SECTION 2.03  Execution of Notes....................................       25
   SECTION 2.04  Temporary Notes.......................................       25
   SECTION 2.05  Exchanges and Transfers of Notes......................       26
   SECTION 2.06  Mutilated, Destroyed, Lost or Stolen Notes............       27
   SECTION 2.07  Payment of Interest; Interest Rights Preserved........       27
   SECTION 2.08  Persons Deemed Owners.................................       28
   SECTION 2.09  Cancellation of Notes.................................       28

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   SECTION 2.10  Appointment of Authenticating Agent...................       29
   SECTION 2.11  Securities Issuable in the Form of a Depository Note..       29

                                   ARTICLE III
                                    COVENANTS

   SECTION 3.01  Payment of Principal, Premium and Interest............       30
   SECTION 3.02  Maintenance of Office or Agency.......................       30
   SECTION 3.03  Money for Note Payments to be Held in Trust...........       31
   SECTION 3.04  Payment of Taxes and Other Claims.....................       32
   SECTION 3.05  Statement as to Compliance............................       32
   SECTION 3.06  Corporate Existence...................................       32
   SECTION 3.07  Filing of Reports.....................................       32
   SECTION 3.08  Company Will Not Permit Liens on Property to Secure
                 Sub-Ordinated Indebtedness............................       32

                                   ARTICLE IV
                         REPAYMENT AT OPTION OF HOLDERS

   SECTION 4.01  Optional Repayment of Notes...........................       32
   SECTION 4.02  Repayment Procedure for Notes.........................       32

                                    ARTICLE V
                       REDEMPTION OF NOTES; SINKING FUNDS

   SECTION 5.01  Applicability of Redemption Provisions................       33
   SECTION 5.02  Election to Redeem; Notice to Trustee.................       33
   SECTION 5.03  Selection by Trustee of Notes to be Redeemed..........       33
   SECTION 5.04  Notice of Redemption..................................       33
   SECTION 5.05  Deposit of Redemption Price...........................       34
   SECTION 5.06  Notes Payable on Redemption Date......................       34
   SECTION 5.07  Notes Redeemed in Part................................       34
   SECTION 5.08  Sinking Funds.........................................       35
   SECTION 5.09  Satisfaction of Sinking Fund Payments with Notes......       35
   SECTION 5.10  Redemption of Notes for Sinking Fund..................       35

                                   ARTICLE VI
                           SATISFACTION AND DISCHARGE

   SECTION 6.01  Satisfaction and Discharge of Indenture...............       35
   SECTION 6.02  Application of Trust Money............................       36
   SECTION 6.03  Satisfaction, Discharge, and Defeasance of Notes of
                 any Series............................................       36

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                                   ARTICLE VII
                                    REMEDIES

   SECTION 7.01  Events of Default.....................................       38
   SECTION 7.02  Acceleration of Maturity; Rescission and Annulment....       39
   SECTION 7.03  Collection of Indebetness and Suits for Enforcement by
                 Trustee...............................................       40
   SECTION 7.04  Trustee May File Proofs of Claim......................       40
   SECTION 7.05  Trustee May Enforce Claims Without Possession of
                 Notes.................................................       41
   SECTION 7.06  Application of Money Collected........................       41
   SECTION 7.07  Limitation on Suits...................................       41
   SECTION 7.08  Unconditional Right of Holders to Receive Principal,
                 Premium and Interest..................................       42
   SECTION 7.09  Restoration of Rights and Remedies....................       42
   SECTION 7.10  Rights and Remedies Cumulative........................       42
   SECTION 7.11  Delay or Omission Note Waiver.........................       42
   SECTION 7.12  Control by Holders....................................       43
   SECTION 7.13  Waiver of Past Defaults...............................       43
   SECTION 7.14  Undertaking for Costs.................................       43
   SECTION 7.15  Waiver of Stay or Extension Laws......................       43

                                  ARTICLE VIII
                                   THE TRUSTEE

   SECTION 8.01  Certain Duties and Responsibilities...................       44
   SECTION 8.02  Notice of Defaults....................................       44
   SECTION 8.03  Certain Rights of Trustee.............................       45
   SECTION 8.04  Not Responsible for Recitals or Issuance of Notes.....       46
   SECTION 8.05  May Hold Notes........................................       46
   SECTION 8.06  Money Held in Trust...................................       46
   SECTION 8.07  Compensation and Reimbursement........................       46
   SECTION 8.08  Corporate Trustee Required; Eligibility;
                 Disqualification; Conflicting Interests...............       46
   SECTION 8.09  Preferential Collection of Claims Against Company.....       46
   SECTION 8.10  Resignation and Removal; Appointment of Successor.....       46
   SECTION 8.11  Acceptance of Appointment of Successor................       47
   SECTION 8.12  Merger, Conversion, Consolidation or Succession to
                 Business..............................................       48

                                   ARTICLE IX
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

   SECTION 9.01  Company to Furnish Trustee Names and Addresses of
                 Holders...............................................       48

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  SECTION 9.02  Preservation of Information; Communication to
                Holder................................................        48
  SECTION 9.03  Reports by Trustee.....................................       48

                                    ARTICLE X
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

  SECTION 10.01 Company May Consolidate, etc. only on Certain
                Terms.................................................        49
  SECTION 10.02 Successor Corporation Substituted.....................        49

                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES

  SECTION 11.01  Supplemental Indentures Without Consent of Holders....       50
  SECTION 11.02  Supplemental Indentures With Consent of Holders.......       50
  SECTION 11.03  Execution of Supplemental Indentures..................       51
  SECTION 11.04  Effect of Supplemental Indentures.....................       51
  SECTION 11.05  Conformity with Trust Indenture Act...................       51
  SECTION 11.06  Reference in Notes to Supplemental Indentures.........       51

                                   ARTICLE XII
                                  SUBORDINATION

  SECTION 12.01  Subordination of Notes................................       52
  SECTION 12.02  Holder Authorizes Trustee to Effectuate Subordination.       53
  SECTION 12.03  Rights of Senior Indebtedness Holders Not
                 Prejudiced............................................       53

  *This Table of Contents does not constitute a part of the Indenture and is for convenience of reference only

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Tie of certain provisions of Trust Indenture Act of 1939 with Indenture, dated as of ___________, 20__, between HSBC Finance Corporation and BNY Midwest Trust Company, as Trustee*

                                                                    SECTION OF
SECTION OF ACT                                                       INDENTURE
--------------                                                      -----------
310   (a)(1)......................................................     8.08
      (a)(2)......................................................     8.08
                                                                       Not
      (a)(3)......................................................  Applicable
                                                                       Not
      (a)(4)......................................................  Applicable
      (b).........................................................   8.08, 8.10
311   (a).........................................................     8.09
      (b).........................................................     8.09
312   (a).........................................................     9.01
                                                                       9.02(a)
      (b).........................................................     9.02(b)
      (c).........................................................     9.02(b)
313   (a).........................................................     9.03(a)
      (b).........................................................     9.03(a)
      (c).........................................................     9.03(a)
                                                                       9.03(b)
      (d).........................................................     9.03(c)
314   (a).........................................................     3.07
                                                                       Not
      (b).........................................................  Applicable
      (c)(1)......................................................     1.02
      (c)(2)......................................................     1.02
                                                                       Not
      (c)(3)......................................................  Applicable
                                                                       Not
      (d).........................................................  Applicable
      (e).........................................................     1.02
315   (a).........................................................     8.01(a)
                                                                       8.01(c)
      (b).........................................................     8.02
                                                                       9.03(a)
      (c).........................................................     8.01(b)


*This tie of provisions does not constitute a part of the Indenture and is for convenience of reference only.

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                                                                    SECTION OF
SECTION OF ACT                                                       INDENTURE
--------------                                                      -----------
315   (d).........................................................     8.01(c)
      (d)(1)......................................................    8.01(c)(1)
      (d)(2)......................................................    8.01(c)(2)
      (d)(3)......................................................    8.01(c)(3)
      (e).........................................................     7.14
316   (a).........................................................     1.01
      (a)(1)(A)...................................................     7.02
                                                                       7.12
      (a)(1)(B)...................................................     7.13
                                                                       Not
      (a)(2)......................................................  Applicable
      (b).........................................................     7.08
317   (a)(1)......................................................     7.03
      (a)(2)......................................................     7.04
      (b).........................................................     3.03
318   (a).........................................................     1.07

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     THIS INDENTURE, dated as of the ____ day of ______, 20__, between HSBC
Finance Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware (hereinafter sometimes called the "Company"), having its principal office at 2700 Sanders Road, Prospect Heights, Illinois 60070, and BNY Midwest Trust Company, a corporation duly organized and existing under the laws of the State of Illinois (hereinafter called the "Trustee").

                                   WITNESSETH:

     WHEREAS, the Company deems it necessary from time to time to borrow money for its corporate purposes and to issue its debt securities therefor, and to that end has duly authorized and directed the execution and delivery of this Indenture to provide for one or more series of its unsecured senior subordinated debentures, senior subordinated notes, or other evidences of senior subordinated indebtedness (hereinafter called "Notes"), issuable as in this Indenture provided; and

     WHEREAS, the general forms of the Notes, the Trustee's certificate of authentication to be borne by the Notes, and the general form of the "Option to Elect Repayment" (if applicable) may be as follows, with any insertions, omissions and variations as the Board of Directors of the Company may determine in accordance with the provisions of this Indenture, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto:

                         [GENERAL FORM OF FACE OF NOTE]

     [IF THE NOTE IS AN ORIGINAL ISSUE DISCOUNT NOTE, INSERT-For purposes of Sections 1271-1273 of the United States Internal Revenue Code of 1986, as amended, the issue price of this Note is____% of its principal amount and the issue date is _________________,200_.]

     No.

                            HSBC FINANCE CORPORATION
                            Senior Subordinated Note

     HSBC FINANCE CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________ or registered assigns, the principal sum of
_______________on ____________.[IF THE NOTE IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT-, and to pay interest thereon at the rate per annum [of ___________%] [set forth on the reverse of this Note]. The Company will pay interest from ______________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [INSERT FREQUENCY OF INTEREST PERIODS.] (beginning ___________) on ____________, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder of this Note (or one or more Predecessor Notes) of record at the close of business on the Regular Record Date for such interest, which shall be [IF APPLICABLE, INSERT-except that interest payable at Maturity shall be paid to the same Person to whom the principal of this Note is payable.] Interest will be

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computed on the basis of [INSERT METHOD OF COMPUTING INTEREST]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder of this Note (or one or more Predecessor Notes) of record at the close of business on a Special Record Date fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to Holders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.]

     [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR to MATURITY, INSERT- The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Note shall bear interest at the rate of ______-% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

     Payment of the principal of (and premium, if any) on this Note and, unless otherwise paid as hereinafter provided, the interest (if any) thereon will be made at the office or agency of the Company in the __________________, in such coin or currency of the [United States of America as at the time of payment is legal tender for payment of public and private debts,] provided, however, that payment of interest may be made at the option of the Company by check or draft mailed to the Person entitled thereto at his address appearing in the Note Register. Additional provisions of this Note are set forth on the reverse hereof.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

Dated:                                      HSBC FINANCE CORPORATION


Attest:                                By_________________________________


-----------------------------------

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                        [GENERAL FORM OF REVERSE OF NOTE]

                            HSBC FINANCE CORPORATION
                            Senior Subordinated Note

     This Note is one of a duly authorized issue of Senior Subordinated Notes of the Company (herein called the "Notes"), issuable in series, unlimited in aggregate principal amount except as may be otherwise provided in respect of the Notes of a particular series, issued and to be issued under and pursuant to an Indenture dated as of _________, 20__ (herein called the "Indenture"), duly executed and delivered by the Company to BNY Midwest Trust Company, as Trustee, and is one of a series designated as Senior Subordinated Notes due __________________(herein called the "_____________Notes"), [INSERT, AS
APPLICABLE - unlimited in aggregate principal amount. - OR - limited in aggregate principal amount to $_________.] Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders.



          [AT THE COMPANY'S OPTION, ADDITIONAL PROVISIONS APPLICABLE TO
                       INTEREST RATE MAY BE INSERTED HERE]

     [IF APPLICABLE, INSERT-The Notes of this series are subject to redemption upon not less than 30 days' notice by mail, [IF APPLICABLE, INSERT- (l) on ___________in any year commencing with the year __________ and ending with the year ___________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ______ , 200_], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percent-ages of the principal amount): If redeemed [on or before _________ , ____ %, and if redeemed] during the 12-month period beginning ______________ of the years indicated,

Year                 Redemption Price       Year               Redemption Price
----                            -----       ----












and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT-[whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one

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or more Predecessor Notes, of record at the close of business on the relevant
Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [IF APPLICABLE, INSERT-The Notes of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on _______ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after __________ ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during a 12- month period beginning of the years indicated,

                              Redemption Price              Redemption Price
                                for Redemption                for Redemption
                              Through Operation               Otherwise Than
                                    of the                   Through Operations
           Year                  Sinking Fund               of the Sinking Fund
           ----           ------------------------         ---------------------

and thereafter at a Redemption Price equal to ______% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture].

     [The sinking fund for this series provides for the redemption on ___________ in each year beginning with the year ___________ and ending with the year __________ of [not less than] $ _______[("mandatory sinking fund") and not more than $ ______] aggregate principal amount of Notes of this series. [Notes of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made-in the inverse order in which they be- come due.]

     [In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [IF APPLICABLE, INSERT-The Notes of this series will be repayable on ____________, _____________ , at the option of the holders of the Notes of this series, at 100% of their principal amount together with interest (if any) payable to the date of repayment, except that interest, the Stated Maturity of which is on or prior to such repayment date, shall be payable to the Holders of Notes of this series, or one or more predecessor Notes, of record on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. In order for a Note of this series to be repaid, the Trustee must receive at its office in ____________ (or at such other address of which the Company may from time to time notify Holders), during the period from and including ____________, ___________ to and including _______________(or, if such is not a Business Day, the next succeeding Business Day) (i) this Note with the form entitled "Option to Elect Repayment" on the reverse of this Note duly completed, or (ii) a telegram, telex,

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facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of this Note, the amount of this Note to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of this Note duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by the Company by such fifth Business Day. Any such notice received by the Company during the period from and including ___________, _____________ to and including ___________, __________shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of this Note provided the principal amount which is to be repaid is equal to $_______or an integral multiple of $ ___________. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note of this series for repayment will be determined by the Company, whose determination will be final and binding.]

     [IF THE NOTE IS NOT AN ORIGINAL ISSUE DISCOUNT NOTE, -If any Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [IF THE NOTE IS AN ORIGINAL ISSUE DISCOUNT NOTE,-If an Event of Default with respect to Notes of this series shall occur and be continuing, an amount of principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to-INSERT FORMULA FOR DETERMINING THE AMOUNT. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.]

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Company on this Note upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the right and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company with the consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time Outstanding of each series which is affected by such amendment or modification, except that certain amendments specified in the Indenture may be made without approval of Holders of the Notes. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Notes of any series to waive on behalf of the Holders of such series of Notes compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of the Note shall be binding upon such Holder and upon all future Holders of this Note and any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the principal of (and premium, if any) and interest on all Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions and each Holder, by accepting the same, agrees to and shall be bound by such provisions, and authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

     As provided in the Indenture and subject to certain limitations therein set forth, transfer of this Note is registrable on the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the ____________ , duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series containing identical terms and provisions, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

     The _____________________ Notes are issuable only as registered Notes without coupons in denominations of provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of the same series containing identical terms and provisions and of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be af- fected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture have the meanings assigned to them in the Indenture.

           [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION FOR NOTES]

     This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

                                        BNY Midwest Trust Company, as Trustee

                                          By
                                              -------------------------------
                                                     AUTHORIZED OFFICER


                  [GENERAL FORM OF "OPTION TO ELECT REPAYMENT",
                            IF APPLICABLE, FOR NOTES]

                            OPTION TO ELECT REPAYMENT

     The undersigned hereby requests and irrevocably instructs the Company to repay the within Note on the ___________________ first occurring not less than ______ nor more than ______ days after the date of receipt of the within Note by the Trustee at

Attention: ___________________ (or at such other place of which the Company shall from time to time notify the Holder of the within Note), at a price equal to the principal amount thereof, [together with interest to the date of repayment], to the undersigned at

  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------
  Please Print or Typewrite Name and Address of the Undersigned

Dated



                                         --------------------------------------
                                         NOTICE: The Signature to This. Request
                                         and Instruction Must Correspond With
                                         the Name as Written Upon the Face of
                                         the Note in Every Particular Without
                                         Alternation or Enlargement or any
                                         Change Whatever.

                         ------------------------------


     WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.


                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of Notes to be issued hereunder by Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:


                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein; and

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

     "ACT" when used with respect to any Holder has the meaning specified in
SECTION 1.04.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

     "AUTHORIZED NEWSPAPER" when used in connection with the name of a particular city, means a newspaper, printed in an official language of the country of publication, of general circulation and customarily published in such city on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

     "BOARD OF DIRECTORS" means either the board of directors of the Company, any duly authorized committee of that board, or any officer of the Company duly authorized by the board of directors of the Company or a duly authorized committee of that board.

     "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a legal holiday for banking institutions in the city of New York, New York, or in the particular city with reference to which the determination as to Business Day is being made.

     "COMMISSION" or "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "COMPANY" means the Person named as the Company in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter Company shall mean such successor corporation.

     "COMPANY REQUEST", "COMPANY ORDER" and "COMPANY CONSENT" mean, respectively, a written request, order or consent signed in the name of the Company by its President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.


     "DEPOSITORY" shall mean, with respect to Notes of any series for which the Company shall determine that such Notes will be issued as a Depository Note, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities Exchange Act of 1934, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either SECTION 2.01 or 2.11.

     "DEPOSITORY NOTE" shall mean, with respect to any series of Notes, a Note executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a Company Order, which (i) shall be registered as to principal and interest in the name of the Depository or its nominee and (ii) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Notes of such series.

     "DOLLAR" means the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "EVENT OF DEFAULT" has the meaning specified in SECTION 7.01.

     "FOREIGN CURRENCY" means a currency issued by the government of any country other than the United States.

     "HOLDER" means a Person in whose name a Note is registered in the Note Register.

     "INDENTURE" means this Indenture dated as of _________, 20___, and, unless the context otherwise indicates, all indentures supplementing and amending this Indenture.

     "INDEPENDENT" when used with respect to any specified Person means such a Person who (1) is in fact independent, (2) does not have any material direct or indirect financial interest in the Company or in any other obligor upon the Notes or in any Affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

     "INTEREST", when used with respect to an Original Issue Discount Note which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "INTEREST PAYMENT DATE" means the Stated Maturity of interest on Notes of a particular series.

     "JUNIOR SUBORDINATED INDEBTEDNESS" means all notes, debentures or other evidences of indebtedness of the Company for money borrowed which shall contain or have applicable thereto subordination provisions substantially in the form of the subordination provisions set forth in SECTION 12.01 hereof when applicable, but with appropriate adjustments therein so as to provide for such Junior Subordinated Indebtedness being subordinate and junior to all Senior Indebtedness and Senior Subordinated Indebtedness rather than only to Senior Indebtedness.

     "MATURITY" when used with respect to Notes of a particular series means the date on which the principal or any installment of principal of such Notes becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "NOTES" means all debt securities issued under this Indenture, regard- less of series.

     "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in SECTION 2.05.

     "OFFICERS' CERTIFICATE" means a certificate signed by the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company.

     "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or other counsel reasonably satisfactory to the Trustee.

     "ORIGINAL ISSUE DISCOUNT NOTE" means any Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to SECTION 7.02.

     "OUTSTANDING" when used with respect to Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, EXCEPT:

          (i) Notes theretofore cancelled by the Trustee, or delivered to the Trustee or any agent of the Trustee for cancellation;

          (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent, other than the Company, in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes, PROVIDED that, if such Notes or any portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to his Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Notes which have been paid pursuant to SECTION 2.06 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company; and

          (iv) any such Notes which have been defeased pursuant to SECTION 6.03.

          PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or for any other purpose, (i) Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded, and Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor, and (ii) the principal amount of an Original Issue Discount Note that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to SECTION 7.02.

     "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company.

     "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PREDECESSOR NOTES" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for purposes of this definition, any Note authenticated and delivered under SECTION 2.06 in exchange for or in lieu of a mutilated, destroyed, lost, or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Note.

     "REDEMPTION DATE" when used with respect to any Note to be redeemed means the date fixed for such redemption by or pursuant to this Indenture, any indenture supplemental hereto, or resolution of the Board of Directors as provided in SECTION 2.01 of this Indenture.

     "REDEMPTION PRICE" when used with respect to any Note to be re- deemed means the price at which it is to be redeemed pursuant to this Indenture, any indenture supplemental hereto, or resolution of the Board of Directors as provided in SECTION 2.01 of this Indenture.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date means, with respect to Notes of any series, the date specified as the Regular Record Date therefor in the relevant supplemental indenture or resolution of the Board of Directors authorizing such series of Notes.

     "RESPONSIBLE OFFICER when used with respect to the Trustee means an officer of the Trustee assigned to the corporate trust office, including any Vice President or Assistant Vice President, any Trust Officer or Assistant Trust Officer, or any other Officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "SENIOR INDEBTEDNESS" means all indebtedness of the Company for money borrowed, except indebtedness, if any, which by its term's ranks on a parity with or junior to Senior Subordinated Indebtedness.

     "SENIOR SUBORDINATED INDEBTEDNESS" means (a) any Notes to be issued and outstanding hereunder and (b) any and all notes, debentures or other evidences of indebtedness of the Company for money borrowed (other than Junior Subordinated Indebtedness) which shall contain or have applicable thereto subordination provisions substantially identical in effect to those contained in
SECTION 12.01 hereof providing for the subordination of such indebtedness to all Senior Indebtedness (but not to any other indebtedness of the Company).

     "SPECIAL RECORD DATE" for the payment of any Defaulted Interest (as defined in SECTION 2.07) means a date fixed by the Trustee pursuant to SECTION 2.07.

     "STATED MATURITY" when used with respect to any Note or any installment of principal thereof or any installment of interest thereon means the date specified in such Note as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

     "SUBSIDIARY" of the Company means any corporation at least a majority of the shares of the Voting Stock (or the equivalent thereof, in the case of corporations organized outside the United States of America) of which shall at the time be owned, directly or indirectly, by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

     "TRUSTEE" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and there-after Trustee shall mean such successor Trustee.

     "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as it may be amended from time to time.

     "VOTING STOCK", as applied to the stock of any corporation, means stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the directors of such corporation, other than stock having such power only by reason of the happening of a contingency.

     SECTION 1.02. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.03. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Person as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, in so far as it relates to factual matters, upon a certificate or opinion of, or representations by, any officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to SECTION 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this SECTION 1.04.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an Officer of a Corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient, and the Trustee may in any instance require proof with respect to any of the matters referred to in this SECTION 1.04.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

     (e) In determining whether the Holders of the requisite principal amount of Outstanding Notes of any series have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Note that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable pursuant to the terms of such Original Issue Discount Note upon a declaration of acceleration pursuant to SECTION 7.02 at the time the taking of such action by the Holders of such requisite principal amount of

Outstanding Notes is evidenced to the Trustee, as provided in Subsection (a) of this Section.

     (f) For the purposes of calculating the principal amount of Notes of any series denominated in ECUs or a currency issued by the government of any country other than the United States for any purpose under this Indenture, the principal amount of such Notes at any time outstanding shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee in an Officers' Certificate for ECUs or such currency into Dollars as of the date of any such calculation, which shall be a Business Day.

     SECTION 1.05. Any request, demand, authorization, direction, notice, consent waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its principal corporate trust office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 1.06. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

     SECTION 1.07. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

     SECTION 1.08. The Article headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.09. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.10. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.12. This Indenture and each Note issued hereunder shall be construed in accordance with and governed by the laws of the State of New York.

     SECTION 1.13. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, or Stated Maturity, as the case may be.

     SECTION 1.14. Whenever this Indenture refers to a section of the TIA, that section, as in effect on any particular date, is incorporated by reference in and made a part of this Indenture. If the numerical designation of a section of the TIA is changed subsequent to the date of this Indenture as a result of an amendment to the TIA, then the reference in this Indenture to such section shall be deemed to refer to the numerical designation of such section as amended.

     The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company or any other obligor on the Notes.


     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by the TIA or such statute or rule.

                                   ARTICLE II
                   ISSUE, EXTENSION AND REGISTRATIONS OF NOTES

     SECTION 2.01. At the option of the Company, the Notes issued hereunder, which are unlimited in aggregate principal amount except as may be otherwise provided in respect of the Notes of a particular series, may be issued in one or more series. The Notes of each series may be generally in the form provided in this Indenture (with any such insertions, omissions and variations as determined by the Board of Directors), to bear such series designation, to mature on such date, to bear interest at such rate and payable on such dates, and to have such other terms and provisions (including the currency of denomination, which may be Dollars, Foreign Currency, ECU or other currency or unit specified therein, and including any addition to, or modification or deletion of, any Event of Default or any covenant of the Company specified herein with respect to Notes of the series), all as shall, prior to the authentication thereof, be established, consistently with the other provisions of this Indenture, by resolution of the Board of Directors and set forth in an Officers' Certificate, or in one or more supplemental indentures approved by the Board of Directors. The Notes of any series may be issued as a Depository Note.

     All Notes of anyone series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to SECTION 2.02) set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     SECTION 2.02. From time to time the Company may execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon a Company Order, Notes of any series duly established pursuant to SECTION 2.01, upon receipt by the Trustee of:

     (a) the Board Resolution (i) authorizing the execution and requesting the authentication and delivery of the Notes applied for in the principal amount therein specified, designating the series of such Notes and specifying the Officer or Officers of the Company to whom or upon whose order such Notes shall be delivered; and (ii) which, as permitted by SECTION 2.01, establishes the terms of such series of Notes and which, if applicable, authorizes the execution of an indenture supplemental hereto creating such series of Notes or, if an officer of the Company has been duly authorized with respect to the foregoing, a certificate from such officer to the Trustee authorizing the above actions and a Board Resolution evidencing such officer's authority; (b) an Officers' Certificate pursuant to SECTION 2.01 or, if the Notes of such series are to be issued pursuant to a supplemental indenture, a supplemental indenture duly executed on behalf of the Company, in form satisfactory to the Trustee, creating such series of Notes;

     (c) an Officers' Certificate pursuant to SECTION 1.02; and

     (d) an Opinion of Counsel pursuant to SECTION 1.02 to the effect that:

          (i) the form and terms of such Notes have been established in conformity with the provisions of this Indenture;

          (ii) all conditions precedent to the authentication and delivery of such Notes have been complied with and that such Notes, when authenticated and delivered by the

     Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

          (iii) all laws and requirements in respect of the execution and delivery by the Company of such Notes have been complied with;

          (iv) the Company is not in default in any of its obligations under this Indenture, and the issuance of such Notes will not result in any such default: and (if applicable)

          (v) the supplemental indenture is a legal, valid, and binding obligation of the Company, complies with and is authorized by the applicable provisions of the Indenture, and its execution and delivery has been duly authorized by the Company.

     If all Notes of a series are not to be originally issued at one time, it shall not be necessary to deliver the documents described in this SECTION 2.02 at or prior to the time of authentication of each Note of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Note of such series to be issued.

     SECTION 2.03. The Notes shall be executed on behalf of the Company by its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of such officers on the Notes may be manual or facsimile.

     Notes bearing The manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     All Notes shall be dated the date of their authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.04. Pending the preparation of definitive Notes of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, or cause to be delivered, temporary Notes of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their signing of such Notes.

     If temporary Notes of any series are issued, the Company will cause definitive Notes of such series to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes of any series the Company shall execute and the Trustee shall authenticate and deliver, or cause to be delivered, in exchange therefor a like principal amount of definitive Notes of such series, of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as the definitive Notes.

     SECTION 2.05. The Company shall cause to be kept at the principal Corporate Trust Office of the Trustee a Note Register in which, subject to such reasonable regulations as the Company may prescribe, the Company shall, subject to SECTION 2.11, provide for the registration of Notes and for registrations of transfer of Notes. The Trustee is hereby appointed Note Registrar for the purpose of registering Notes and registering transfers of Notes as herein provided.

     Subject to the provisions of SECTION 2.11, upon surrender for registration of transfer of any Note at any office or agency of the Company maintained for that purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same series containing identical terms and provisions, of any authorized denominations and for a like aggregate principal amount.

     Subject to the provisions of SECTION 2.11, at the option of the Holder, Notes may be exchanged for other Notes of the same series containing identical terms and provisions, of any authorized denominations and for a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to SECTION 2.04, SECTION 5.07 or SECTION 11.06 not involving any registration of transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Note of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of such series selected for redemption under SECTION 5.04 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part.

     SECTION 2.06. A mutilated Note may be surrendered to the Company or the Trustee and thereupon the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of the same series and of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     If there be delivered to the Company and to the Trustee

               (i) evidence to their satisfaction of the destruction, loss or theft of any Note of any series, and

               (ii) such security or indemnity as may be required by them to save each of them harmless,

then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of such series and of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

     Upon the issuance of any new Note under this SECTION 2.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Note issued pursuant to this SECTION 2.06 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same series containing identical terms and provisions duly issued hereunder.

     The provisions of this SECTION 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the re-placement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.07. Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered in the Note Register at the close of business on the Regular Record Date for such interest.

     Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in CLAUSE (1) or CLAUSE (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The

     Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this CLAUSE (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. The Trustee shall, upon a Company Request and in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in New York City but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following CLAUSE (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this CLAUSE (2), such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this SECTION 2.07, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

     SECTION 2.08. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered in the Note Register as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to SECTION 2.07) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     SECTION 2.09. All Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking or purchase fund payment provided in respect of any series of Notes shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this SECTION 2.09, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be destroyed by the Trustee, unless otherwise prohibited by law, and the Trustee shall deliver to the Company a certificate of such destruction.

     SECTION 2.10. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate Notes of any series in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate executed by a Responsible Officer of the Trustee delivered to the Company prior to the effectiveness of such appointment designating such agent or agents and stating that all appropriate corporate action has been taken by the Trustee in connection with such appointment.

     Any such authenticating agent shall be an agent acceptable to the Company and shall at all times be a corporation which is organized and doing business under the laws of the United States or of any State, is authorized under such laws to act as authenticating agent, has a combined capital and surplus of at least $5,000,000, and is subject to supervision or examination by Federal or State authority.

     Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company.

     Any such authenticating agent shall have the rights and immunities of the Trustee set forth in SECTIONS 2.08, 8.03, 8.04 and 8.05 to the same extent and as fully to all intents and purposes as though such authenticating agent had been expressly named in place of the Trustee.

     If an appointment is made pursuant to this SECTION 2.10 with respect to any series of Notes, such Notes shall have endorsed thereon, in addition to the Trustee's Certificate of Authentication, an alternate Trustee's Certificate of Authentication substantially in the following form:

          (ALTERNATE FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

     This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.


                                       BNY Midwest Trust Company, as Trustee

                                       By
                                           ------------------------------------
                                                       AUTHENTICATING AGENT

                                       By
                                           ------------------------------------
                                                       AUTHORIZED OFFICER


     SECTION 2.11. (a) If the Company shall establish pursuant to SECTION 2.01 that the Notes of a particular series are to be issued as a Depository Note, then the Company shall execute and the Trustee shall, in accordance with SECTIONS 2.02 AND 2.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver, a Depository Note which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Notes of such series, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in
Section 2.11 of the Indenture, this Note may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

     (b) Notwithstanding any other provision of this SECTION 2.11 or of SECTION 2.05, the Depository Note of a series may be transferred, in whole but not in part and in the manner provided in SECTION 2.05, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the Company or to a nominee of such successor Depository.

     (c) If at any time the Depository for a series of Notes notifies the Company that it is unwilling or unable to continue as Depository for such series or if at any time the Depository for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor Depository for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this SECTION
2.11 shall no longer be applicable to the Notes of such series and the Company will execute, and the Trustee will authenticate and deliver, Notes of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Depository Note of such series then Outstanding in exchange for such Depository Note. In addition, the Company may at any time determine that the Notes of any series shall no longer be represented by a Depository Note and that the provisions of this SECTION 2.11 shall no longer apply to the Notes of such series. In such event the Company will execute and the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Notes of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Depository Note of such series in exchange for such Depository Note. Upon the exchange of the Depository Note for such Notes in definitive registered form without coupons, in authorized denominations, the Depository Note shall be cancelled by the Trustee. Such Notes in definitive registered form issued in exchange for the Depository Note pursuant to this SECTION 2.11(C) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or other- wise, shall instruct the Trustee.

                                   ARTICLE III
                                    COVENANTS

     SECTION 3.01. The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

     SECTION 3.02. The Company will maintain an office or agency at each place at which the principal of (and premium, if any) or interest on any of the Notes is payable, where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal corporate trust office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     SECTION 3.03. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     If the Company shall have one or more Paying Agents, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this SECTION 3.03, that such Paying Agent will

          (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any such payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Note and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 3.04. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (l) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     SECTION 3.05. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating, as to each signer thereof, whether or not to the best of his knowledge, the Company is in default in the performance of any of its obligations under this Indenture, and, if there is a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

     SECTION 3.06. Subject to ARTICLE X, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve or cause to be preserved any right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

     SECTION 3.07. The Company shall file with the Trustee within l5 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of TIA sections.314(a).

     SECTION 3.08. The Company will not create, assume, incur or suffer to exist any mortgage, pledge or other lien on any of the property or assets of the Company whether now owned or hereafter acquired for the purpose of securing any Senior Subordinated Indebtedness or Junior Subordinated Indebtedness.

                                   ARTICLE IV
                         REPAYMENT AT OPTION OF HOLDERS

     SECTION 4.01. If the Board Resolution or supplemental indenture, as the case may be, with respect to the Notes of any particular series so provides, such Notes shall be subject to repayment at the option of the Holder prior to their Stated Maturity, on such terms as set forth in the Board Resolution or supplemental indenture pertaining to such Notes, upon the receipt by the Company of the form entitled, "Option to Elect Repayment" as specified in SECTION 4.02.

     SECTION 4.02. To be repaid at the option of the Holder, Notes must be received, with the form entitled "Option to Elect Repayment" on the reverse of the Notes duly completed, by the Trustee at its offices in New York, New York (or at such other place of which the Company shall from time to time notify the Holders of the Notes) within the periods specified by the terms of the Notes. Effective exercise of the repayment option by the Holder shall be irrevocable. Upon such completion and receipt of such form, Notes for which the option has been exercised become due and payable on the repayment date at the repayment price plus accrued interest (if any), except that interest, the Stated Maturity of which is on or prior to such repayment date, shall be payable to the Holders of such Notes of record on the relevant Record Dates according to their terms and the provisions of SECTION
2.07. From and after such repayment date (unless the Company shall default in the payment of the repayment price) such Notes shall cease to bear interest.

                                    ARTICLE V
                           REDEMPTION OF SINKING FUNDS

     SECTION 5.01. Notes of any series which are redeemable before their Stated Maturity at the option of the Company or otherwise shall be redeemable in accordance with their terms and in accordance with the following provisions of this ARTICLE V.

     SECTION 5.02. The election of the Company to redeem Notes of any series shall be evidenced by a Board Resolution or, if an officer of the Company has been duly authorized with respect to the redemption of Notes, a certificate from such officer to the Trustee authorizing such actions as are necessary or appropriate to effect the redemption and a Board Resolution evidencing such officer's authority. In case of any redemption at the option of the Company of less than all of the Notes of any series the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee by Company Order of such Redemption Date and of the principal amount of Notes to be redeemed.

     SECTION 5.03. If less than all the Notes of any series are to be redeemed, and unless otherwise provided with respect to the Notes of any particular series, the particular Notes to be redeemed shall be selected by the Trustee from the Outstanding Notes of such series not previously called for redemption, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Notes, provided, however, that except with respect to Notes being redeemed pursuant to the operation of a sinking fund, no such partial redemption shall reduce the portion of the principal amount of a Note of such series not redeemed to less than the minimum denomination for a Note of that series. The portions of the principal of Notes so selected for partial redemption shall be equal to the smallest authorized denomination of the Notes of such series or an integral multiple thereof.

     The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal of such Note which has been or is to be redeemed.

     SECTION 5.04. Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

     All notices of redemption shall state:

          (1) the series designation of the Notes to be redeemed,

          (2) the Redemption Date,

          (3) the Redemption Price,

          (4) if less than all Outstanding Notes of such series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Notes of such Holder to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Note, and that, if applicable, interest thereon shall cease to accrue from and after said date,

          (6) the place where such Notes are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company at any place at which the principal of such Notes is payable, and

          (7) if Notes are to be redeemed pursuant to any sinking or purchase fund established for any series of Notes, that the redemption is being made for the purposes of such sinking or purchase fund.

     Notice of redemption of Notes to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 5.05. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in SECTION 3.03) an amount of money sufficient to pay the Redemption Price plus accrued interest of all the Notes which are to be redeemed on that date.

     SECTION 5.06. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with such notice, such Notes shall be paid by the Company at the Redemption Price. Interest, the Stated Maturity of which is on or prior to the Redemption Date, shall be payable to the Holders of such Notes of record on the relevant Record Dates according to their terms and the provisions of SECTION 2.07.

     If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

     SECTION 5.07 Any Note which is to be redeemed only in part shall be surrendered to the Trustee or Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to such Holder, without service charge, a new Note or Notes of the same series, of any authorized denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.


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     SECTION 5.08. The provisions of this ARTICLE V shall be applicable to any sinking fund for the retirement of Notes of any series except as otherwise specified as contemplated in such Notes.

     The minimum amount of any sinking fund payment provided for by the terms of Notes of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Notes of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Notes of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in SECTION 5.09. Each sinking fund payment shall be applied to the redemption of Notes of any series as provided for by the terms of Notes of such series.

     SECTION 5.09. The Company (1) may deliver to the Trustee for cancellation Outstanding Notes of a series (other than any previously called for redemption) and (2) may apply as a credit Notes of a series containing identical terms and provisions which have been redeemed either at the election of the Company pursuant to the terms of such Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Notes, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Notes of such series required to be made pursuant to the terms of such Notes as provided for by the terms of such Notes; provided that such Notes shall not have been previously so credited. Such Notes shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Notes for redemption through operation of the mandatory sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

     SECTION 5.10. Not less than 45 days prior to each sinking fund payment date for Notes of any series, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment and optional sinking fund payment, if any, for that series of Notes pursuant to the terms thereof, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Notes of that series pursuant to SECTION
5.09 and will also deliver to the Trustee any Notes to be so delivered if not theretofore delivered. Not less than 30 days before each such sinking fund payment date the Company shall cause to be selected the Notes to be redeemed upon such sinking fund payment in the manner specified in SECTION 5.03 and shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in SECTION 5.04. The Company shall deposit the amount of cash, if any, required for such sinking fund payment with the Trustee in the manner provided in SECTION 5.05. Such notice having been duly given, the redemption of such Notes shall be made upon the terms and in the manner stated in SECTIONS 5.06 and 5.07.

                                   ARTICLE VI
                           SATISFACTION AND DISCHARGE

     SECTION 6.01. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes if herein or in any supplemental indenture expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

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          (1) either

               (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in SECTION 2.06, and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in SECTION 3.03) have been delivered to the Trustee for cancellation, or

               (B) all such Notes not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B) (I), (II) OR
               (III) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable), or to their Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under SECTION 8.07, the obligations of the Trustee to any authenticating agent under SECTION 2.10 AND, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section, the obligations of the Trustee under SECTION 6.02 and the last paragraph of SECTION.3.03 shall survive.

     SECTION 6.02. Subject to the provisions of the last paragraph of SECTION 3.03, all money deposited with the Trustee pursuant to SECTION 6.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 6.03. Unless this SECTION 6.03 shall be deemed inapplicable to a series of Notes pursuant to the Board Resolution or supplemental Indenture creating such series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Notes of any such series and the Trustee, at the demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

          (1) either

               (A) with respect to all Outstanding Notes of such series,

                    (i) the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of discharging such indebtedness an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Notes of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this SECTION 6.03, as the case may be; or

                    (ii) the Company has deposited or caused to be deposited
               with the Trustee as obligations in trust for the purpose of discharging such indebtedness such amount of direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States of America and which are not callable at the option of the issuer thereof as will, together with the income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay and discharge the entire indebtedness on all Outstanding Notes of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this SECTION 6.03, as the case may be; or

               (B) the Company has properly fulfilled such other means of satisfaction and discharge as is specified in the Board Resolution or supplemental indenture applicable to the Notes of such series; and

          (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Notes of such series; and

          (3) the Company has delivered to the Trustee a certificate of a firm of independent public accountants certifying as to the sufficiency of the amounts deposited pursuant to subsections (A)(i) or (ii) of this Section for payment of the principal (and premium, if any) and interest on the dates such payments are due, an Officers' Certificate and an Opinion of Counsel, each such Certificate and Opinion stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Notes of any such series have been complied with.

     Any deposits with the Trustee referred to in SECTION 6.03(1)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Notes of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     Upon the satisfaction of the conditions set forth in this SECTION 6.03 WITH respect to all the Outstanding Notes of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company, other than the provisions of SECTIONS

2.06, 2.07 and 3.02 and other than the right of Holders of Notes of such series to receive, from the trust fund described in this Section, payment of the principal of and the interest on such Notes when such payment are due and other than the rights, powers, duties and immunities of the Trustee hereunder (including the obligations of the Company to the Trustee under SECTION 8.07).

                                   ARTICLE VII
                                    REMEDIES

     SECTION 7.01. "EVENT OF DEFAULT", wherever used herein with respect to Notes of any series, means anyone of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment (whether or not payment is prohibited under ARTICLE XII) of any interest upon any Note of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment (whether or not payment is prohibited under ARTICLE XII) of the principal of (or premium, if any, on) any Note of that series at its Maturity; or

          (3) default in the deposit under SECTION 5.10 of any installment of any sinking fund or similar payment with respect to Notes of that series when and as payable by the terms of the Board Resolution or supplemental indenture establishing such series, and continuance of such default for a period of 30 days; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this SECTION
     7.01 specifically dealt with or which has expressly been included in the Indenture solely for the benefit of Notes of a series other than that series), and continuance of such default or breach for the period of time and after the notice specified below;

          (5) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (7) default by the Company beyond any period of grace provided for with respect thereto in any payment of principal or interest on any obligation for borrowed money, other than any of the Notes, under an indenture in which the Trustee is acting as the trustee for security holders, or in the performance of any other term, condition or covenant contained in any such indenture, which results in the principal amount of such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise be due and payable, without such acceleration being rescinded or annulled within the period and after the notice specified below, and such principal amount exceeds $150,000,000.


     A default with respect to any series of Notes under clause (4) or clause
(7) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the outstanding Notes of that series notify the Company and the Trustee, of the default and the Company does not cure the default within 60 days in the case of clause (4) and 30 days in the case of clause (7) after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default."

     SECTION 7.02. If an Event of Default occurs with respect to Notes of any series at the time Outstanding and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes of that series may declare the principal of all the Notes of that series (or, if the Notes of that series are Original Issue Discount Notes, such portion of the principal amount thereof as may be specified in the terms of such Notes) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this ARTICLE VII provided, the Holders of a majority in principal amount of the Notes then Outstanding of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest, if any, on all Notes of that series,

               (B) the principal of (and premium, if any, on) any Notes of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or the respective rates borne by the Notes of that series,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest, if any, at the rate or the respective rates borne by the Notes of that series or at a rate otherwise specified therein, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the non-payment of the principal of Notes of that series which have become due solely by such acceleration, have been cured or waived as provided in SECTION 7.13.


No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 7.03. The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Notes when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Notes at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or respective rates borne by such Notes or at the rate or respective rates specified therein; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 7.04. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under SECTION 8.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 7.05. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

     SECTION 7.06. Any money collected by the Trustee pursuant to this ARTICLE VII shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     8.07;

          SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

          THIRD: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

     SECTION 7.07. No Holder of any Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Notes of such series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

     SECTION 7.08. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to SECTION 2.07) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 7.09. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 7.10. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 7.11. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this ARTICLE VII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 7.12. The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 7.13. The Holders of a majority in principal amount of the Outstanding Notes of any series affected by an Event of Default may on behalf of the Holders of such series of Notes waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Note of such series, or

          (2) in respect of a covenant or provision hereof which under SecTION
     11.02 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 7.14. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this SecTION 7.14. shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than l0% in principal amount of any series of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Note on or after the respective Stated Maturities expressed in such Note for such interest (or, in the case of redemption, on or after the Redemption Date).

     SECTION 7.15. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VIII
                                   THE TRUSTEE

     SECTION 8.01. (a) Except during the continuance of an Event of Default:

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (3) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, EXCEPT that

               (1) this SUBSECTION (C) shall not be construed to limit the effect of SUBSECTION (A) of this SECTION 8.01;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this SECTION 8.01.

     SECTION 8.02. Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Trustee, Unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Note or in the payment of any sinking or purchase fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders; and PROVIDED, FURTHER, that in the case of any default of the character specified in SECTION 7.01(4) no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this SECTION 8.02 the term "DEFAULT" means: any event which is, or after notice or lapse of time or both would become, an Event of Default.

     SECTION 8.03. Except as otherwise provided in SECTION 8.01:

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (d) the Trustee may consult with counsel and the written advice of such counselor any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

               (h) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     SECTION 8.04. The recitals contained herein and in the Notes, except the certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

     SECTION 8.05. The Trustee, any Paying Agent, Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to SECTIONS 8.08 and 8.09 may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

     SECTION 8.06. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 8.07. The Company agrees

          (1) to pay the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, cost, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this SECTION 8.07 the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Notes.

     SECTION 8.08. This Indenture shall always have a Trustee with respect to the Notes of each series which satisfies the requirements of TIA
Sections 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $5,000,000 as set forth in its most recent annual report of condition.

     SECTION 8.09. The Trustee is subject to TIA Sections 311(a), excluding any creditor relationship listed in TIA Sections 311(b). A Trustee who has resigned or been removed shall be subject to TIA Sections 311(a) to the extent indicated.

     SECTION 8.10. (a) No resignation OR removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
SECTION 8.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount OF the Outstanding Notes, delivered to the Trustee and to the Company.

          (d) If at any time:

               (1) the Trustee shall fail to comply with SECTION 8.08(B) after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

               (2) the Trustee shall cease to be eligible under SECTION 8.08(A) and shall fail to resign after written request therefor by the Company or by any such Holder or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its properly shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to SECTION 7.14, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

     SECTION 8.11. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring

Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and truths of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in SECTION 8.07. Upon request of any such successor Trustee, the Company shall execute any and an instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this ARTICLE VIII.

     SECTION 8.12. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this ARTICLE VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

                                   ARTICLE IX
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 9.01. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, between March 1 and March 15 and between September 1 and September 15 in each 12 months' period beginning with March 1, 1990, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days prior to the time such information is furnished. So long as the Trustee is the Note Registrar no such list need be furnished.

     SECTION 9.02. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in SECTION 9.01 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in
SECTION 9.01 upon receipt of a new list so furnished.

     (b) Holders of Notes may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Note Registrar, and anyone else shall have the protection of TIA ss. 312(c).

     SECTION 9.03. (a) The term "REPORTING DATE", as used in this SECTION 9.03, means November 15. Within 60 days after the reporting date in each year, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Note Register, a brief report dated as of such reporting date that complies with TIA ss. 313(a). The Trustee shall also comply with TIA ss. 313(b).

     (b) Reports pursuant to this SECTION 9.03 shall be transmitted by mail:

     (1) to all Holders of Notes, as the names and addresses of such Holders appear in the Note Register;

     (2) to such Holders of Notes as have, within the 2 years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and except in the case of reports pursuant to TIA ss. 313(b), to all Holders of Notes whose names and addresses have been furnished to or received by the Trustee pursuant to SECTION 9.01.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Company will notify the Trustee when the Notes are listed on any stock exchange.

                                    ARTICLE X
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 10.01. The Company shall not consolidate with or merge into any other corporation or convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person, unless:

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, sale or lease the properties and assets of the Company as, or substantially as, an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this
     SECTION 10.01 and that an conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 10.02. Upon any consolidation or merger, or any conveyance, transfer, sale or lease of the properties and assets of the Company as, or substantially as, an entirety in accordance with SECTION 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES

     SECTION 11.01. Without the consent of any Holder, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to create a new series of Notes;

          (2) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes contained;

          (3) to add to the covenants of the Company for the benefit of the Holders of all or any series of Notes (and if such covenants are to be for the benefit of less than all series of Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

          (4) to add any additional Events of Default with respect to all or any series of Notes;

          (5) to cure any ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any supplemental indenture or in any Notes issued hereunder;

          (6) to provide for uncertificated Notes in addition to certificated Notes;

          (7) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
     SECTION 8.11; or

          (9) to make any change that does not adversely affect the rights of any Holder of Notes which are Outstanding.

     SECTION 11.02. Subject W the provisions of SECTION 7.12 and SECTION 7.13, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes of each series which are affected, evidenced by Act of said Holders delivered to the Company and the Trustee, the Company. when authorized by a Board Resolution. and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes of such series thereof under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or reduce the principal amount of an Original Issue Discount Note that would be due and payable upon a declaration of acceleration of the Maturity thereof, or change the coin or currency in which any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Notes of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this SECTION 11.02 or SECTION 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent OF the Holder of each Note affected thereby PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and SECTION 3.08, or the deletion of this proviso, in accordance with the requirements of SECTIONS 8.11 and 11.01(8).

     It shall not be necessary for any Act of Holders under this SECTION 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 11.03. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this ARTICLE XI or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to SECTION 8.01) shall be fully protected in relying upon, an Opinion of Counsel, stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is a valid and binding obligation of the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 11.04. Upon the execution of any supplemental indenture under this
ARTICLE XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 11.05. Every supplemental indenture executed pursuant to this
ARTICLE XI shall conform to the requirements of TIA as then in effect.

     SECTION 11.06. Notes authenticated and delivered after the execution of any applicable supplemental indenture pursuant to this ARTICLE XI may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any mater provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE XII
                                  SUBORDINATION

     SECTION 12.01. Anything in this Indenture or any Note to the contrary notwithstanding, the indebtedness evidenced by the Notes shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness of the Company whether outstanding at the date of this Indenture or incurred after the date of this Indenture:

          (1) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal and interest on all Senior Indebtedness before the Holders are entitled to receive any payment on account of principal or interest upon the Notes, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the subordinated indebtedness represented by the Notes and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Notes, except securities which are subordinate and junior in right of payment to the payment of all Senior Indebtedness then outstanding.

          (2) In the event that any Note is declared or becomes due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of the foregoing clause
     (1) shall not be applicable), the holders of the Senior Indebtedness outstanding at the time such Note so becomes due and payable because of such occurrence of such default shall be entitled to receive payment in full of all principal and interest on all Senior Indebtedness before the Holders are entitled to receive any payment on account of the principal or interest upon the Notes; and

          (3) Without limiting the foregoing, no payment of principal, premium or interest shall be made upon the Notes during the continuance of any default in the making of any required payment under any sinking fund or analogous fund created for the benefit of any Senior Indebtedness or any other default in the payment of principal of, or interest on, any Senior Indebtedness then outstanding, whether by lapse of time, by declaration, by call or notice of prepayment or otherwise.

     No present or future holder of Senior Indebtedness shall be prejudiced in his right to enforce subordination of the Notes by any act or failure to act on the part of the Company. The provisions of this SECTION 12.01 ARE solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand, and the Holders of the Notes on the other hand, and nothing herein shall impair, as between the Company and the Holder of any Note, the obligation of the Company, which is unconditional and absolute, to pay to the Holder the principal, premium, if any, and interest thereon in accordance with its terms, nor shall anything herein prevent the Holder of a Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights, if any, under this SECTION 12.01 of holders of Senior

Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holders of the Notes. The Company agrees, for the benefit of the holders of Senior Indebtedness, that in the event that any Note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder (a) the Company will give prompt notice in writing of such happening to the holders of Senior Indebtedness and (b) all Senior Indebtedness shall forthwith become immediately due and payable upon demand, regardless of the expressed maturity thereof. Senior Subordinated Indebtedness issued hereunder shall rank on a parity with all other senior subordinated indebtedness issued under other indentures between the Company and the Trustee.

     SECTION 12.02. By accepting a Note, the Holder authorizes and directs the Trustee to take in the Holder's behalf such action as may be necessary or appropriate to effectuate the subornation as provided in this ARTICLE XII and appoints the Trustee his attorney-in-fact for any and all such purposes.

     SECTION 12.03. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act in good faith by any such holder, or any waiver, modification or amendment of the provisions relating to Senior Indebtedness, or any release of security for Senior Indebtedness regardless of any knowledge thereof any such holder may have or be otherwise charged with.


                                   TESTIMONIUM

     This Indenture may be executed in any number of counterparts, of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     In Witness whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       HSBC Finance Corporation

                                       By
                                             --------------------------------
Attest

----------------------------------------

                                       BNY Midwest Trust Company,
                                       as Trustee


                                       By
                                             --------------------------------

Attest



----------------------------------------